UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 18, 2017

Commission File Number: 001-35768

WASHINGTONFIRST BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	26-4480276
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
11921 Freedom Drive, Suite 250, Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 840-2410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On October 18, 2017, WashingtonFirst Bankshares, Inc. (the “Company”) held a special meeting of its shareholders (the "Special Meeting"). At the Special Meeting, the shareholders of the Company were asked to consider and vote on the following proposals: 1) to approve the Agreement and Plan of Merger dated as of May 15, 2017, by and among Sandy Spring Bancorp, Inc., ("Sandy Spring"), Touchdown Acquisition, Inc. ("Merger Sub") and the Company and the first-step merger, pursuant to which Merger Sub will merge with and into the Company (the "Merger Proposal"), and 2) to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal (the "Adjournment Proposal"). As of the close of business on August 31, 2017, the record date for the Special Meeting, 12,509,766 shares of the common stock of the Company were outstanding and entitled to vote. At the Special Meeting, a total of 9,191,433 of the outstanding shares of common stock entitled to vote were represented in person or by proxy.
The final results for the matter submitted to a vote of stockholders at the special meeting are as follows:
Proposal 1. Merger Proposal:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,127,439	10,093	53,901	—

Proposal 2. Adjournment Proposal:
The Adjournment Proposal was withdrawn, as it was not necessary due to the approval by the Company's shareholders of the Merger Proposal.

Item 7.01. Regulation FD Disclosure.
On October 18, 2017, the Company and Sandy Spring issued a joint press release announcing that each company's shareholders had approved the merger of the Company with and into Sandy Spring, a copy of which is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information included or incorporated in Item 7.01 of this current report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits. Joint press release issued by WashingtonFirst Bankshares, Inc. and Sandy Spring Bancorp, Inc. dated October 18, 2017.

Number	Description
99.1	Joint press release issued by WashingtonFirst Bankshares, Inc. and Sandy Spring Bancorp, Inc. dated October 18, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
WASHINGTONFIRST BANKSHARES, INC.

October 19, 2017	/s/ Richard D. Horn
Date	Richard D. Horn
General Counsel and Secretary

Exhibit Index

Number	Description
99.1	Joint press release issued by WashingtonFirst Bankshares, Inc. and Sandy Spring Bancorp, Inc. dated October 18, 2017.